EXHIBIT 24

POWER OF ATTORNEY

       Know all by these presents, that the undersigned
hereby constitutes and appoints each of John S. Tomac
and Henrietta Vitale, signing singly, the undersigned's
true and lawful attorney-in-fact to:
(1) Execute for and on behalf of the undersigned, in
the undersigned's capacity as an officer and/or director
of Birmingham Utilities, Inc. (the "Company"), Forms 3, 4,
and 5 (or any successor forms) in accordance with Section
16(a) of the Securities Exchange Act of 1934 and the rules
thereunder;
(2) Do and perform any and all acts for and on behalf of
the undersigned which may be necessary or desirable to
complete and execute any such Form 3, 4 or 5 (or any
successor forms) and timely file such form with the
United States Securities and Exchange Commission and
any stock exchange or similar authority; and
(3) Take any other action of any type whatsoever in
connection with the foregoing which, in the opinion
of such attorney-in-fact, may be of benefit to, in the
best interest of, or legally required by, the
undersigned, it being understood that the documents
executed by such attorney-in-fact on behalf of the
undersigned pursuant to this Power of Attorney shall
be in such form and shall contain such terms and
conditions as such attorney-in-fact may approve in such
attorney-in-fact's discretion.
       The undersigned hereby grants to each such
attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever requisite,
necessary or proper to be done in the exercise of
any rights and powers herein granted, as fully to
all intents and purposes as the undersigned might
or could do if personally present, with full
power of substitution or revocation, hereby
ratifying and confirming all that such
attorney-in-fact, or such attorney-in-fact's
substitute or substitutes, shall lawfully do or
cause to be done by virtue of this power of
attorney and the rights and powers herein granted.
The undersigned acknowledges that the foregoing
attorneys-in-fact, in serving in such capacity at
the request of the undersigned, are not assuming,
nor is the Company assuming, any of the undersigned's
responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934.
       This Power of Attorney shall remain in full
force and effect until the undersigned is no longer
required to file Forms 3, 4 and 5 (or any
successor forms) with respect to the undersigned's
holdings of and transactions in securities issued
by the Company, unless earlier revoked by the undersigned
in a signed writing delivered to the foregoing
attorneys-in-fact.
       IN WITNESS WHEREOF, the undersigned has caused
this Power of Attorney to be executed as of this 4th
day of September, 2002.
/s/ Themis Klarides__________________
(signature)

Themis Klarides
Name (print)